earnings presentation • First Quarter 2025 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

1Q 2025 results 138th Consecutive Quarter of Profitability 4 • EOP assets decreased $115.2 million compared to the linked quarter to $18.5 billion • EOP loans decreased $37.6 million compared to the linked quarter to $11.7 billion • Average deposits decreased $99.0 million compared to the linked quarter to $14.2 billion • Excluding brokered deposits, total average deposits increased $62.8 million over linked quarter • EOP investment securities increased $76.7 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $51.1 million; $61.0 million as adjusted1 • Noninterest expense – $128.1 million; $126.6 million as adjusted1 • Efficiency ratio – 63.9%. Adjusted1 efficiency ratio – 60.2% • Effective tax rate of 19.4%. Adjusted1 effective tax rate of 19.7% • Net interest income – $149.3 million • Net interest margin of 3.84% on a GAAP basis; 3.88% on a fully tax equivalent basis1 • Net income – $51.3 million or $0.54 per diluted share. Adjusted1 net income – $60.2 million or $0.63 per diluted share • Return on average assets – 1.13%. Adjusted 1 return on average assets – 1.33% • Return on average shareholders’ equity – 8.46%. Adjusted1 return on average shareholders’ equity – 9.94% • Return on average tangible common equity – 15.16%. Adjusted1 return on average tangible common equity – 17.80% • Provision expense - $8.7 million • Net charge-offs – $10.5 million. NCOs / Avg. Loans – 0.36% annualized • Classified Assets / Total Assets - 1.16% • NPA / Total Assets – 0.32% • ACL / Total Loans – 1.33% • Total capital ratio – 14.90% • Tier 1 common equity ratio – 12.29% • Tangible common equity ratio – 8.16%. Adjusted1 Tangible common equity ratio – 9.62% • Tangible book value per share – $14.80 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

1Q 2025 highlights • Solid quarterly earnings driven by net interest income • Adjusted1 earnings per share – $0.63 • Adjusted1 return on assets – 1.33% • Adjusted1 pre-tax, pre-provision return on assets – 1.85% • Adjusted1 return on average tangible common equity – 17.8% • Stable loan balances during the quarter • EOP loan balances decreased $37.6 million compared to the linked quarter; 1.3% on an annualized basis • Seasonal production declines and prepayments in Commercial and ICRE lines of business, which offset modest increases in other portfolios • Average loan balances increased 1.5% on an annualized basis compared to linked quarter • Total average deposit balances decreased $99.0 million, or 2.8% on an annualized basis • Excluding brokered deposits, total average deposits increased $62.8 million over linked quarter • Seasonal decline in noninterest bearing deposits and public funds • Average noninterest bearing deposits were 21% of average total deposits • Net interest margin (FTE) of 3.88% decreased 6 bps from linked quarter, in line with expectations • 12 bp decline in cost of deposits • 18 bp decrease in asset yields • Noninterest income of $51.1 million; $61.0 million as adjusted1 • Adjustments include $9.9 million loss on sales of securities o Sold $164.9 million of securities during the quarter; 2.3 year expected earnback • Record Wealth management revenue of $8.1 million; 2.2% increase from linked quarter • Leasing business revenue of $18.7 million 5 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

1Q 2025 highlights • Adjusted1 noninterest expense of $126.6 million; 3.3% decrease from fourth quarter • Adjustments1 include $0.5 million of efficiency-related costs and $1.0 million in other costs not expected to recur like tax credit investment write-downs and severance costs • Decline driven by $1.1 million decrease in fraud losses and $5.2 million decline in incentive compensation • Efficiency ratio of 63.9%; 60.2% as adjusted1 • Optimization efforts have resulted in a 7% FTE reduction to date, excluding acquisition of Agile • Stable credit quality • Total ACL of $171.9 million; provision expense of $8.7 million o Loans and leases - ACL of $155.5 million; 1.33% of total loans o Unfunded Commitments - ACL of $16.4 million • Provision expense driven by net charge-offs • Classified assets decreased 5 bps to 1.16% of total assets • NPA to total assets of 32 bps; 4 bp decline from linked quarter • $10.5 million in net charge-offs; 0.36% of loans on an annualized basis; 4 bp decrease from linked quarter • Capital ratios stable and strong • Total capital ratio of 14.90% • Tier 1 common equity of 12.29%; 13 bp increase from linked quarter • Tangible book value of $14.80; increased $0.65, or 4.6% from linked quarter • Tangible common equity increased 43 bps to 8.16%; 9.62%1 excluding ($253.9) million of AOCI 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	1Q 2025			4Q 2024		
	As Reported	Adjusted [1]		As Reported	Adjusted [1]	
Net interest income	$ 149,296	$ 149,296		$ 154,399	$ 154,399	
Provision for credit losses-loans and leases	$ 9,141	$ 9,141		$ 9,705	$ 9,705	
Provision for credit losses-unfunded commitments	$ (441)	$ (441)		$ (273)	$ (273)	
Noninterest income	$ 51,083	$ 51,083		$ 69,854	$ 69,854	
less: gains (losses) on security transactions	-	(9,948)	A	-	143	A
less: deferred tax adjustment	-	-	A	-	-	A
Total noninterest income	$ 51,083	$ 61,031		$ 69,854	$ 69,711	
Noninterest expense	$ 128,076	$ 128,076		$ 147,907	$ 147,907	
less: tax credit investment writedown	-	112	A	-	14,303	A
less: state intangible tax	-	-	A	-	(983)	A
less: efficiency-related costs	-	451	A	-	4,727	A
less: other	-	894	A	-	(1,066)	A
Total noninterest expense	$ 128,076	$ 126,619		$ 147,907	$ 130,926	
Income before income taxes	$ 63,603	$ 75,008		$ 66,914	$ 83,752	
Income tax expense	$ 12,310	$ 12,310		$ 2,029	$ 2,029	
plus: after-tax impact of tax credit investment @ 21%	-	88		-	10,522	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	2,395		-	3,536	
Total income tax expense	$ 12,310	$ 14,793		$ 2,029	$ 16,087	
Net income	$ 51,293	$ 60,215		$ 64,885	$ 67,665	
Net earnings per share - diluted	$ 0.54	$ 0.63		$ 0.68	$ 0.71	
Pre-tax, pre-provision return on average assets	1.60%	1.85%		1.66%	2.03%	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

first financial bancorp

7

EQUAL OPPORTUNITY LENDER FDIC

profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.54 $0.68 $0.55 $0.64 $0.53 $0.63 $0.71 $0.67 $0.65 $0.59 1Q254Q243Q242Q241Q24 Diluted EPS Adjusted EPS 1 1.13% 1.41% 1.17% 1.38% 1.18% 1.33% 1.47%1.42%1.40% 1.30% 1Q254Q243Q242Q241Q24 ROA Adjusted ROA 1 15.16% 19.08% 16.29% 20.57% 17.35% 17.80% 19.90%19.77%20.88% 19.11% 1Q254Q243Q242Q241Q24 ROATCE Adjusted ROATCE 1 $83.7$93.2$89.7$92.4$79.4 1.85% 2.03%2.00%2.10% 1.85% 1Q254Q243Q242Q241Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA net interest income & margin 9 Net Interest Margin (FTE) 1Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions $145.6$149.2$151.0$148.4$143.9 $3.1 $4.7$3.8 $3.6 $4.0 $149.3 $154.4$155.6 $153.3 $148.7 1Q254Q243Q242Q241Q24 Basic NII Loan Fees 3.80%3.82% 3.98%4.00%3.99% 0.08%0.12% 0.10%0.10%0.11% 3.88%3.94% 4.08%4.10%4.10% 1Q254Q243Q242Q241Q24 Basic Margin (FTE) Loan Fees 4Q24 3.94% Asset yields/mix (0.18%) Funding costs/mix 0.12% 1Q25 3.88%

average balance sheet 10 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits $3,412$3,373$3,274$3,132$3,138 4.35% 4.28%4.24%4.23% 4.01% 1Q254Q243Q242Q241Q24 Investment Securities Investment Securities Yield $14,241$14,340 $13,797$13,630 $13,279 2.24% 2.36% 2.49%2.44% 2.30% 1Q254Q243Q242Q241Q24 Deposits Cost of Deposits $11,725$11,688$11,534$11,441$11,066 6.82%7.04% 7.41%7.42%7.32% 1Q254Q243Q242Q241Q24 Loans Loan Yield 1 Average Loans

11 Borrowing Capacity • Interest-bearing deposits with other banks of $633 million • Investment securities portfolio: • 97.7% of investment portfolio classified as available-for-sale • $782.2 million of expected cash flow from securities portfolio in next 12 months • $412.3 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at March 31, 2025 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 897,198$ Fed Discount Window availability 852,661 Brokered CDs/Deposit placement services 2,473,697 Fed funds 940,000 Total as of March 31, 2025 5,163,556$

loan portfolio 12 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): ($37.6) million ICRE $3,718 32% Commercial & Small Business Banking $3,238 27% Oak Street $793 7% Franchise $229 2% Summit $901 8% Agile $206 2% Consumer $1,036 9% Mortgage $1,603 13% Total $11.7 Billion -$38.5 -$71.1 $46.8 -$11.2 $13.6 $3.1 $10.8 $8.9 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage

loan concentrations 13 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance NAICS Sector 3/31/25 % of Total Loans Finance and Insurance $1,259.8 10.7% Manufacturing 498.2 4.2% Construction 360.0 3.1% Real Estate and Rental and Leasing 296.7 2.5% Health Care and Social Assistance 290.0 2.5% Accommodation and Food Services 284.5 2.4% Professional, Scientific, and Technical Services 282.7 2.4% Retail Trade 243.1 2.1% Wholesale Trade 183.4 1.6% Administrative and Support and Waste Managemen 159.9 1.4% Agriculture, Forestry, Fishing and Hunting 152.3 1.3% Transportation and Warehousing 151.2 1.3% Other Services (except Public Administration) 129.5 1.1% Arts, Entertainment, and Recreation 73.4 0.6% Information 65.6 0.6% Public Administration 52.7 0.4% Management of Companies and Enterprises 25.7 0.2% Educational Services 24.4 0.2% Mining, Quarrying, and Oil and Gas Extraction 21.7 0.2% Utilities 20.8 0.2% Other 2.1 0.0% Grand Total $4,577.8 39.0% Property Type 3/31/25 % of Total Loans Residential Multi Family 5+ $1,347.4 11.5% Retail Property 765.6 6.5% Industrial 422.7 3.6% Office 405.7 3.5% Hospital/Nursing Home 288.0 2.5% Hotel 172.7 1.5% Land 109.2 0.9% Residential 1-4 Family 108.7 0.9% Other Real Estate 53.9 0.5% Industrial 31.0 0.3% Self Storage 12.5 0.1% Other 0.1 0.0% Grand Total $3,717.5 31.7%

area of focus - office portfolio (non-owner occupied) 14 1 Performance metrics based on loans greater than $2.5 million and excluding classified assets. All dollars shown in millions Office Property Market • $405.7 million represents 3.5% of total loan portfolio; includes $51.5 million of loans less than $2.5 million individual exposure • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse from the sponsor • No exposure to gateway cities • $16.8 million on nonaccrual status; 2 relationships; have been charged down to net realizable value • $25.0 million rated special mention – 2 relationships • No loans migrated to criticized/classified during quarter • Performance metrics at origination or renewal1 • LTV – 63.1% • Occupancy – 86.9% • Debt coverage – 1.68x Office Property Type $321 79% $44 11% $26 6% $15 4% General Office Medical Mixed Use Other $274 68% $118 29% $14 3% Suburban Urban Non-metro $95 $82 $37 $61 $50 $81 $0 $20 $40 $60 $80 $100 $120 2025 2026 2027 2028 2029 2030+ Office Maturity Schedule

deposits 15 Deposit Product Mix (Avg) 1Q25 Average Deposit Progression All dollars shown in millions Total growth/(decline): ($99.0) million Noninterest- bearing $2,976 21% Interest-bearing demand $1,767 12% Savings $996 7% Money Markets $3,256 23% Retail CDs $1,943 14% Brokered Deposits $1,237 9% Public Funds $2,066 14% Total $14.2 Billion -$64.6 $35.4 $0.4 $59.4 $95.0 -$161.8 -$62.8 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 16 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,665$6,520$6,330$6,312$6,162 1Q254Q243Q242Q241Q24 $4,190$4,207$3,974$3,824$3,823 1Q254Q243Q242Q241Q24 $2,066$2,129$1,937$1,978$1,864 1Q254Q243Q242Q241Q24 Uninsured deposits (per call report instructions) 5,759$ Less: Public funds 1,777 Less: Intercompany deposits 291 Adjusted uninsured deposits 3,691 Borrowing capacity 5,164 Borrowing capacity in excess of adjusted uninsured deposits $ 1,473 Borrowing capacity as a % of adjusted uninsured deposits 139.9% Adjusted uninsured deposits to total deposits 26.0%

noninterest income 17 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 1Q25 Highlights • $9.9 million of adjustments1 for losses on sales of securities • Adjusted1 noninterest income 29% of net revenue • Record Wealth management fees of $8.1 million; increased $0.2 million , or 2.2% from linked quarter • Foreign exchange income of $12.5 million; decreased $4.3 million from strong fourth quarter • Leasing business income of $18.7 million; decreased $0.7 million, or 3.7% from the linked quarter All dollars shown in millions Service Charges $7.5 Wealth Mgmt $8.1 Bankcard $3.3 Client derivative fees $1.6 Foreign exchange $12.5 Leasing business $18.7 Mortgage banking $4.3 Other $(4.9) Total $51.1 million $61.0 million as adjusted 1 noninterest expense

Noninterest Expense



Occupancy and equipment $9.8 7%
Data processing $8.8 7%
Professional services $2.7 2%
Intangible amortization $2.4 2%
Leasing business expense $12.8 10%
Other $16.4 13%
Salaries and benefits $75.2 59%
$128.1 million Total

Full-time Equivalent Employees



2,116
2,144
2,084
2,064
2,021
1Q24
2Q24
3Q24
4Q24
1Q25
Full-time equivalent employees

1Q25 Highlights

- Adjusted[1] noninterest expenses decreased $4.3 million, or 3.3% from linked quarter
  - $5.2 million decrease in incentive compensation
  - $1.1 million decrease in fraud losses
- $1.5 million of adjustments[1] include:
  - $0.5 million efficiency-related costs
  - $1.0 million of other costs not expected to recur such as tax credit investment write-downs and severance costs

Efficiency Ratio



62.7%
60.4%
57.5%
57.0%
62.5%
58.2%
66.0%
58.4%
63.9%
60.2%
1Q24
2Q24
3Q24
4Q24
1Q25
Efficiency Ratio
Adjusted Efficiency Ratio [1]

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

first financial bancorp

All dollars shown in millions

18

EQUAL OPPORTUNITY LENDER FDIC

allowance for credit losses 19 1Q25 Highlights All dollars shown in millions • $171.9 million combined ACL; $8.7 million combined provision expense • $155.5 million ACL – loans and leases; 1.33% of loan balances consistent with linked quarter • Utilized Moody’s March baseline forecast in quantitative model • $16.4 million ACL – unfunded commitments ACL / Total Loans $144.3 $156.2 $158.8 $156.8 $155.5 $16.2 $16.4 $17.1 $16.9 $16.4 $160.4 $172.6 $176.0 $173.7 $171.9 1.29% 1.36% 1.37% 1.33% 1.33% 1Q24 2Q24 3Q24 4Q24 1Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 20 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $10.6 $4.2 $7.3 $11.7 $10.5 $11.2 $16.4 $10.6 $9.4 $8.7 0.36% 0.40% 0.25% 0.15% 0.38% 1Q24 2Q24 3Q24 4Q24 1Q25 NCOs Provision Expense NCOs / Average Loans $213.4$224.1 $206.2$195.3 $162.3 1.16%1.21% 1.14%1.07% 0.92% 1Q254Q243Q242Q241Q24 Classified Assets Classified Assets / Total Assets $59.8 $66.0$65.5$62.7$59.4 0.32% 0.36%0.36%0.35%0.34% 1Q254Q243Q242Q241Q24 NPAs NPAs / Total Assets

capital 21 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 3/31 Risk Weighted Assets = $14,027,274 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 12.29%12.16%12.04%11.78%11.67% 7.00% 1Q254Q243Q242Q241Q24 Tier 1 Common Equity Ratio Basel III minimum 12.61%12.48%12.37%12.11%12.00% 8.50% 1Q254Q243Q242Q241Q24 Tier 1 Capital Ratio Basel III minimum 14.90%14.64%14.58%14.47%14.31% 10.50% 1Q254Q243Q242Q241Q24 Total Capital Ratio Basel III minimum 7.23% 7.23% 7.98% 7.73% 8.16% 9.18% 9.13% 9.34% 9.39% 9.62% 1Q24 2Q24 3Q24 4Q24 1Q25 TCE ratio Adjusted TCE ratio1 capital strategy 22 Strategy & DeploymentTangible Book Value Per Share • 3.8% annualized dividend yield as of March 31st • 44.8% of 1Q25 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.24 • No shares repurchased in 1Q25; no plans to repurchase shares in near- term • Increase in TBV per share from linked quarter driven by strong earnings and fewer unrealized losses on the investment portfolio • 18.4% increase since 1Q24 1 Excludes impact from AOCI $12.50 $12.94 $14.26 $14.15 $14.80 $15.87 $16.32 $16.69 $17.18 $17.45 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase low single digits on an annualized basis • Deposit balances expected to grow modestly • Investment portfolio expected to grow with earning assets 23 • Total noninterest expense expected to be $126 - 128 million • Stable expense base expected excluding leasing business and fee-based incentive expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be stable • Net charge-offs expected to be lower in 2Q • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $64 - 66 million • Includes $13 - 15 million foreign exchange • Includes $18 - 20 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.95% - 4.05%; assumes 25 bp June rate cut Capital • Expect to maintain dividend at $0.24

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 24 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 25 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2025 2024 2024 2024 2024 Net interest income 149,296$ 154,399$ 155,560$ 153,311$ 148,740$ Tax equivalent adjustment 1,213 1,274 1,362 1,418 1,535 Net interest income - tax equivalent 150,509$ 155,673$ 156,922$ 154,729$ 150,275$ Average earning assets 15,752,132$ 15,714,676$ 15,292,378$ 15,171,819$ 14,757,503$ Net interest margin1 3.84% 3.91% 4.05% 4.06% 4.05 % Net interest margin (fully tax equivalent)1 3.88% 3.94% 4.08% 4.10% 4.10 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	June 30, 2024	Mar. 31, 2024
Net income (a)	$ 51,293	$ 64,885	$ 52,451	$ 60,805	$ 50,689
Average total shareholders' equity	2,457,785	2,441,045	2,371,125	2,281,040	2,265,562
Less:					
Goodwill	(1,007,656)	(1,007,658)	(1,007,654)	(1,007,657)	(1,006,477)
Other intangibles	(78,220)	(80,486)	(82,619)	(84,577)	(84,109)
Average tangible equity (b)	1,371,909	1,352,901	1,280,852	1,188,806	1,174,976
Total shareholders' equity	2,501,235	2,438,041	2,450,438	2,326,439	2,287,003
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(77,002)	(79,291)	(81,547)	(83,528)	(85,603)
Ending tangible equity (c)	1,416,577	1,351,094	1,361,235	1,235,255	1,193,744
Less:					
AOCI	(253,888)	(289,799)	(232,262)	(323,409)	(321,109)
Ending tangible equity less AOCI (d)	1,670,465	1,640,893	1,593,497	1,558,664	1,514,853
Total assets	18,455,067	18,570,261	18,146,332	18,166,180	17,599,238
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(77,002)	(79,291)	(81,547)	(83,528)	(85,603)
Ending tangible assets (e)	17,370,409	17,483,314	17,057,129	17,074,996	16,505,979
Risk-weighted assets (f)	14,027,274	14,059,215	13,800,728	13,803,249	13,562,455
Total average assets	18,368,604	18,273,419	17,854,191	17,728,251	17,306,221
Less:					
Goodwill	(1,007,656)	(1,007,658)	(1,007,654)	(1,007,657)	(1,006,477)
Other intangibles	(78,220)	(80,486)	(82,619)	(84,577)	(84,109)
Average tangible assets (g)	$ 17,282,728	$ 17,185,275	$ 16,763,918	$ 16,636,017	$ 16,215,635
Ending shares outstanding (h)	95,730,353	95,494,840	95,486,317	95,486,010	95,473,595
Ratios					
Return on average tangible shareholders' equity (a)/(b)	15.16%	19.08%	16.29%	20.57%	17.35%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(e)	8.16%	7.73%	7.98%	7.23%	7.23%
Risk-weighted assets (c)/(f)	10.10%	9.61%	9.86%	8.95%	8.80%
Ending tangible equity excluding AOCI as a percent of:					
Ending tangible assets (d)/(e)	9.62%	9.39%	9.34%	9.13%	9.18%
Average tangible equity as a percent of average tangible assets (b)/(g)	7.94%	7.87%	7.64%	7.15%	7.25%
Tangible book value per share (c)/(h)	$ 14.80	$ 14.15	$ 14.26	$ 12.94	$ 12.50

FIRST

first financial bancorp

All dollars shown in thousands

26

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	1Q25 As Reported	1Q25 Adjusted	4Q24 As Reported	4Q24 Adjusted	3Q24 As Reported	3Q24 Adjusted	2Q24 As Reported	2Q24 Adjusted
Net interest income (f)	$ 149,296	$ 149,296	$ 154,399	$ 154,399	$ 155,560	$ 155,560	$ 153,311	$ 153,311
Provision for credit losses-loans and leases (j)	9,141	9,141	9,705	9,705	9,930	9,930	16,157	16,157
Provision for credit losses-unfunded commitments (j)	(441)	(441)	(273)	(273)	694	694	286	286
Noninterest income	51,083	51,083	69,854	69,854	45,701	45,701	61,501	61,501
less: gains (losses) on security transactions		(9,948)		143		(17,468)		(64)
less: deferred tax adjustment		-		-		4,353		-
Total noninterest income (g)	51,083	61,031	69,854	69,711	45,701	58,816	61,501	61,565
Noninterest expense	128,076	128,076	147,907	147,907	125,759	125,759	123,574	123,574
less: tax credit investment writedown		112		14,303		31		31
less: state intangible tax		-		(983)		-		-
less: FDIC special assessment		-		-		-		(70)
less: efficiency-related costs		451		4,727		383		368
less: Other		894		(1,066)		664		787
Total noninterest expense (e)	128,076	126,619	147,907	130,926	125,759	124,681	123,574	122,458
Income before income taxes (i)	63,603	75,008	66,914	83,752	64,878	79,071	74,795	75,975
Income tax expense	12,310	12,310	2,029	2,029	12,427	12,427	13,990	13,990
plus: tax effect of adjustments		88		10,522		24		10
plus: after-tax impact of tax credit investments @ 21%		2,395		3,536		2,981		263
Total income tax expense (h)	12,310	14,793	2,029	16,087	12,427	15,432	13,990	14,262
Net income (a)	$ 51,293	$ 60,215	$ 64,885	$ 67,665	$ 52,451	$ 63,639	$ 60,805	$ 61,713
Average diluted shares (b)	95,524	95,524	95,488	95,488	95,480	95,480	95,470	95,470
Average assets (c)	18,368,604	18,368,604	18,273,419	18,273,419	17,854,191	17,854,191	17,728,251	17,728,251
Average shareholders' equity	2,457,785	2,457,785	2,441,045	2,441,045	2,371,125	2,371,125	2,281,040	2,281,040
Less:								
Goodwill and other intangibles	(1,085,876)	(1,085,876)	(1,088,144)	(1,088,144)	(1,090,273)	(1,090,273)	(1,092,234)	(1,092,234)
Average tangible equity (d)	1,371,909	1,371,909	1,352,901	1,352,901	1,280,852	1,280,852	1,188,806	1,188,806
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.54	$ 0.63	$ 0.68	$ 0.71	$ 0.55	$ 0.67	$ 0.64	$ 0.65
Return on average assets - (a)/(c)	1.13%	1.33%	1.41%	1.47%	1.17%	1.42%	1.38%	1.40%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	1.60%	1.85%	1.66%	2.03%	1.68%	2.00%	2.07%	2.10%
Return on average tangible shareholders' equity - (a)/(d)	15.16%	17.80%	19.08%	19.90%	16.29%	19.77%	20.57%	20.88%
Efficiency ratio - (e)/((f)+(g))	63.9%	60.2%	66.0%	58.4%	62.5%	58.2%	57.5%	57.0%
Effective tax rate - (h)/(i)	19.4%	19.7%	3.0%	19.2%	19.2%	19.5%	18.7%	18.8%

All dollars shown in thousands

first financial bancorp

27

EQUAL OPPORTUNITY LENDER FDIC

28 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202